UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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☐ Definitive Proxy Statement
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First Potomac Realty Trust

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First Potomac Realty Trust
**IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

For the shareholder meeting to be held on
May 21, 2009
FIRST POTOMAC REALTY TRUST

Meeting Information

Meeting Type:	Annual

For holders as of:	3/16/09

Date: 5/21/2009	Time: 11:00 a.m.

Location:	First Potomac Realty Trust 7600 Wisconsin Avenue, 11th Floor Bethesda, Maryland 20814

FIRST POTOMAC REALTY TRUST
7600 WISCONSIN AVE, 11TH FLOOR
BETHESDA, MD 20814
You are receiving this communication because you hold shares in First Potomac Realty Trust and the materials you should review before you cast your vote are now available.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
ANNUAL MEETING NOTICE AND PROXY STATEMENT
Proxy Card / Annual Report on Form 10 - K
How to View Proxy Materials via the Internet:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy of the Proxy Materials:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 5/7/2009.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: At the meeting, you will need to request a ballot to vote these shares. You can obtain directions to the annual meeting by calling 301-244-6200.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

Voting Items

Our Board of Trustees recommends you vote “FOR” each of the nominees listed in Proposal 1 and each of Proposals 2, 3 and 4.
1.	Proposal to elect seven members to the Board of Trustees for a term of year.

Nominees:

01)	Robert H. Arnold
02)	Richard B. Chess
03)	Douglas J. Donatelli
04)	J. Roderick Heller III
05)	R. Michael McCullough
06)	Alan G. Merten
07)	Terry L. Stevens
2.	Proposal to approve the Company’s 2009 Equity Compensation Plan;

3.	Proposal to approve the Company’s 2009 Employee Share Purchase Plan; and

4.	Proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009;

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.